Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with: (a) the Quarterly Report of Yi Wan Group, Inc. ("the Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 13, 2002; (b) the Quarterly Report of the Company on Amendment 1 to Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 13, 2002; and (c) the Quarterly Report of the Company on Amendment 2 to Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Reports"), I, Cheng Wan Ming, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the  Sarbanes-Oxley  Act of 2002,  that to my knowledge:

     (1) the Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Reports fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Cheng Wan Ming
------------------
Cheng Wan Ming, President and Chief Executive Officer

Dated: August 16, 2002


In connection with: (a) the Quarterly Report of Yi Wan Group, Inc. ("the Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 13, 2002; (b) the Quarterly Report of the Company on Amendment 1 to Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 13, 2002; and (c) the Quarterly Report of the Company on Amendment 2 to Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Reports"), I, Wu Zeming, Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Reports fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Wu Zeming
-------------
Wu Zeming, Chief Financial Officer and Principal Accounting Officer

Dated: August 16, 2002